Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made as of this 12th day of October, 2010 by and between The Franklin Savings and Loan Company (“EMPLOYER”) and Thomas H. Siemers (the “EMPLOYEE”).

WHEREAS, the EMPLOYEE and the EMPLOYER previously entered into an Employment Agreement effective as of October 23, 2000, as amended (“Agreement”); and

WHEREAS, the EMPLOYER and the EMPLOYEE most recently extended the Employment Term (as defined in the Agreement) pursuant to an Employment Agreement extension dated May 13, 2009; and

WHEREAS, the EMPLOYER and the EMPLOYEE have previously agreed to certain changes in the Employee’s compensation, titles and job responsibilities and desire to amend the Agreement to memorialize such changes, as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

1.	The Agreement is hereby amended by deleting the words “President and Chief Executive Officer” each place they appear and substituting the words “Special Advisor to the Board” therefor.

2.	Section 2(a) of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

The EMPLOYEE shall do all such things and perform such duties as the BOARD may direct, or as the executive officers of the EMPLOYER at the direction or with the approval of the BOARD may direct.

3.	All references in Section 3(a) of the Agreement to $208,000 are hereby deleted in their entirety replaced with $89,000.

4.	Sections 4(a)(i) and (ii) of the Agreement are hereby deleted in their entirety and the following is substituted therefor:

The EMPLOYER shall promptly pay to the EMPLOYEE or to his beneficiaries, dependents or estate an amount equal to the product of three multiplied by $89,000.

[signature page attached]

THE FRANKLIN SAVINGS AND LOAN COMPANY	THOMAS H. SIEMERS
/s/ Thomas H. Siemers
By: /s/ Daniel T. Voelpel

Name: Daniel T. Voelpel

Its: Senior Vice President